UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 2, 2004


                          Concord Communications, Inc.
               (Exact name of registrant as specified in charter)


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         Massachusetts               0-23067                   04-2710876
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 (State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)             Identification No.)



     400 Nickerson Road, Marlboro, Massachusetts            01752
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       (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02. Termination of a Material Definitive Agreement.

On December 1, 2004, Daniel Sheahan who was serving as the Company's Executive Vice President, Worldwide Sales and Professional Services, assumed the position of Vice President Asia Pacific. In connection therewith, Mr. Sheahan's Management Change in Control Agreement with the Company dated November 18, 2002 was terminated effective December 1, 2004.


Item 9.01 Financial Statements and Exhibits.

Not applicable

(c)  Exhibits
The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.        Description
Not applicable




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       CONCORD COMMUNICATIONS, INC.

                                       By: /s/ Melissa H. Cruz
                                           -------------------------------------
Date: December 2, 2004                      Melissa H. Cruz
                                            Executive Vice President of Business
                                            Services, Chief Financial Officer
                                            and Treasurer




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